UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 19, 2014 (February 13, 2014)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On February 13, 2014, the Company issued a press release announcing its financial results for the quarter ended December 31, 2013.

Item 7.01

Regulation FD Disclosure

On February 13, 2014, the Company issued the press release described in Item 2.02 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 8.01.

Other Events

On February 13, 2014, the Company held a telephonic conference call to discuss the Company’s financial results for the quarter ended December 31, 2013. A copy of the Company’s script read during the conference call is attached hereto at Exhibit 99.2 and is incorporated herein by this reference.

The press release and the Company’s conference call script furnished under Item 7.01 and 8.01, including exhibits 99.1 and 99.2, of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Implant Sciences Corporation, dated February 13, 2014.

99.2

Implant Sciences Corporation conference call script held on February 13, 2014 at 4:15 PM ET.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  February 19, 2014

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Implant Sciences Corporation, dated February 13, 2014.

99.2

Implant Sciences Corporation conference call script held on February 13, 2014 at 4:15 PM ET.